SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 18, 1997


                                 LEUKOSITE, INC
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                0-22769                   04-3173859
             (Commission File Number)     (IRS Employer
                                          Identification No.)

                     215 First Street, Cambridge, MA 02142
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (617) 621-9350



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      ITEM 5.  OTHER EVENTS.

      On December 18, 1997, LeukoSite, Inc. ("LeukoSite") and Genentech, Inc. ("Genentech") announced that they had entered into a collaboration to develop and commercialize LeukoSite's LDP-02, a humanized monoclonal antibody for the treatment of inflammatory bowel disease. Copies of all of the agreements executed and delivered by LeukoSite and Genentech in connection with such collaboration are being filed as exhibits to this report on Form 8-K.

      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

      (C)  EXHIBITS.

              4.1 Common Stock Purchase Warrant, dated as of December 18, 1997, issued by LeukoSite, Inc. to Genentech, Inc.

              10.1 Development Collaboration and License Agreement, dated as of December 18, 1997, between LeukoSite, Inc. and Genentech, Inc. (confidential treatment has been requested for portions of this agreement)

              10.2 Securities Purchase Agreement, dated as of December 18,
                   1997, between LeukoSite, Inc. and Genentech, Inc. (confidential treatment has been requested for portions of this agreement)

              10.3 Loan Agreement, dated as of December 18, 1997, between
                   LeukoSite, Inc. and Genentech, Inc.

              10.4 Registration Rights Agreement, dated as of December 18,
                   1997, between LeukoSite, Inc. and Genentech, Inc.

              10.5 Letter Agreement, dated as of December 18, 1997,
                   between LeukoSite, Inc. and Genentech, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LEUKOSITE, INC.


                                By: /s/  Augustine Lawlor
                                     Augustine Lawlor,
                                     Vice President and Chief Financial Officer

Dated:  January 23, 1998

                                  EXHBIT INDEX


              4.1 Common Stock Purchase Warrant, dated as of December 18, 1997, issued by LeukoSite, Inc. to Genentech, Inc.

              10.1 Development Collaboration and License Agreement, dated as of December 18, 1997, between LeukoSite, Inc. and Genentech, Inc. (confidential treatment has been requested for portions of this agreement)

              10.2 Securities Purchase Agreement, dated as of December 18,
                   1997, between LeukoSite, Inc. and Genentech, Inc. (confidential treatment has been requested for portions of this agreement)

              10.3 Loan Agreement, dated as of December 18, 1997, between
                   LeukoSite, Inc. and Genentech, Inc.

              10.4 Registration Rights Agreement, dated as of December 18,
                   1997, between LeukoSite, Inc. and Genentech, Inc.

              10.5 Letter Agreement, dated as of December 18, 1997,
                   between LeukoSite, Inc. and Genentech, Inc.